Exhibit 10.1
FIRST AMENDMENT
TO
LOAN AGREEMENT
     This FIRST AMENDMENT (this “Amendment”) to the Loan Agreement dated as of June 1, 2010 (the “Loan Agreement”) by and between ENTERPRISE PRODUCTS OPERATING LLC, a Texas limited liability company (“Lender”), and DUNCAN ENERGY PARTNERS L.P., a Delaware limited partnership (“Borrower”), is made and entered into effective as of August 20, 2010, pursuant to the terms of the Loan Agreement and in accordance with Section 14 thereof.
     For good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Lender and Borrower hereby agree as follows:
     Section 1. AMENDMENT. Section 3 of the Loan Agreement is hereby amended and restated to read, in its entirety, as follows:
          3. Repayment of the Loan. Borrower promises to pay the outstanding principal balance of the Loan, together with interest accrued and outstanding thereon and any other sums due hereunder, on the earliest to occur of (a) December 31, 2010 (the “Maturity Date”), (b) the date upon which the maturity of the Loan may have been accelerated pursuant to Section 12, or (c) the date upon which the commitment of Lender hereunder may have been terminated pursuant to Section 13.
     Section 2. RATIFICATION OF LOAN AGREEMENT. Except as expressly modified and amended herein, all of the terms and conditions of the Loan Agreement shall remain in full force and effect.
     Section 3. GOVERNING LAW. THIS AMENDMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.
(Signature Page Follows)

     IN WITNESS WHEREOF, the undersigned have executed this Amendment as of the date first set forth above.

LENDER:	ENTERPRISE PRODUCTS OPERATING LLC
	By:	Enterprise Products OLPGP, Inc.,
its managing member

	By:	/s/ Michael A. Creel

Michael A. Creel
President and Chief Executive Officer

BORROWER:	DUNCAN ENERGY PARTNERS L.P.
	By:	DEP Holdings, LLC,
its general partner

	By:	/s/ W. Randall Fowler

W. Randall Fowler
President and Chief Executive Officer